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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) February 24,1999



                          Morgan Stanley Capital I Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                      333-62911              13-9291626
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)



 1585 Broadway, New York, New York                          10036
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (212) 296-7000



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

      The Registrant files the exhibits described in Item 7(c) below and incorporates such exhibits by reference into its Registration Statement on Form S-3 (Registration No. 333-62911).

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.




(c) Exhibits:

Exhibit No.   Description
-----------   -----------
5.4           Opinion of Sidley & Austin with respect to the Certificates.

8.4           Opinion of Sidley & Austin with respect to certain tax matters.

23.4          Consent of Sidley & Austin  (included in Exhibits 5.4 and 8.4)
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 24, 1999


                                    MORGAN STANLEY CAPITAL I INC.


                                    By:     /s/ Russell A. Rahbany
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                                         Name: Russell A. Rahbany
                                         Title:   Vice President
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                                  EXHIBIT INDEX


            The following exhibits are filed herewith:

             Item No. of Item 601
Exhibit No.  Regulation S-K           Description                                                             Page No.
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
5.4          5                        Opinion of Sidley & Austin with respect to the Certificates.

8.4          8                        Opinion of Sidley & Austin with respect to certain tax matters.

23.4         23                       Consent of Sidley & Austin (included in Exhibits 5.4 and 8.4)